                                 AMENDMENT NO. 4
                             PARTICIPATION AGREEMENT

The Amended and Restated Participation Agreement (the "Agreement"), dated August 1, 2000, by and among First Allmerica Financial Life Insurance Company, a Massachusetts life insurance company ("Insurer") (on behalf of itself and its "Separate Account," defined below); Allmerica Investments, Inc., a Massachusetts corporation ("Contracts Distributor"), the principal underwriter with respect to the Contracts referred to below; Alliance Capital Management L.P., a Delaware limited partnership ("Adviser"), the investment adviser of the Fund referred to below; and Alliance Fund Distributors, Inc., a Delaware corporation ("Distributor"), the Fund's principal underwriter (collectively, the "Parties"), is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                                    SCHEDULE A

    ------------------------------------- ------------- --------------- ------------------------------------------------
                                          1933 ACT      1940 ACT
    PRODUCT NAME                          NUMBER        NUMBER          PORTFOLIOS
    ------------------------------------- ------------- --------------- ------------------------------------------------
    Allmerica Value Generation            33-87105      811-8114        Alliance Growth Portfolio
    ("Annuity Scout")
    ------------------------------------- ------------- --------------- ------------------------------------------------
    Delaware Medallion (I, II, III)       33-71054      811-8114        Alliance Growth Portfolio
                                                                        Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio
                                                                        Alliance Technology Portfolio
    ------------------------------------- ------------- --------------- ------------------------------------------------
    ExecAnnuity Plus                      33-71052      811-8114        Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio
                                                                        AllianceBernstein Small Cap Value Portfolio
                                                                        AllianceBernstein Value Portfolio
    ------------------------------------- ------------- --------------- ------------------------------------------------
    Allmerica Advantage                   33-71052      811-8114        Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio
                                                                        AllianceBernstein Small Cap Value Portfolio
                                                                        AllianceBernstein Value Portfolio
    ------------------------------------- ------------- --------------- ------------------------------------------------
    DirectedAdvisorySolutions             333-90545     811-8114        Alliance Growth Portfolio
    ("Fund Quest")
    ------------------------------------- ------------- --------------- ------------------------------------------------
    Pioneer Vision (I, II)                33-86664      811-8872        Alliance Premier Growth Portfolio
                                                                        Alliance Technology Portfolio
    ------------------------------------- ------------- --------------- ------------------------------------------------
    Pioneer C-Vision                      333-64833     811-8872        Alliance Premier Growth Portfolio
                                                                        Alliance Technology Portfolio
    ------------------------------------- ------------- --------------- ------------------------------------------------
    Pioneer No-Load                       333-90537     811-8872        Alliance Premier Growth Portfolio
                                                                        Alliance Technology Portfolio
    ------------------------------------- ------------- --------------- ------------------------------------------------
    Variable Inheiritage                  33-74184      811-8304        Alliance Premier Growth Portfolio
    ------------------------------------- ------------- --------------- ------------------------------------------------
    Select Inheiritage                    33-74184      811-8304        Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio
    ------------------------------------- ------------- --------------- ------------------------------------------------
    Select SPL                            333-45914     811-10133       Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio
    ------------------------------------- ------------- --------------- ------------------------------------------------
    Select SPL II                             TBD            TBD        AllianceBernstein Small Cap Value Portfolio
                                                                        AllianceBernstein Value Portfolio
                                                                        Alliance Technology Portfolio
    ------------------------------------- ------------- --------------- ------------------------------------------------
    VEL III                               333-45914     811-10133       Alliance Premier Growth Portfolio
    (Agency Estate Optimizer)
    ------------------------------------- ------------- --------------- ------------------------------------------------

    ------------------------------------- ------------- --------------- ------------------------------------------------
    PRODUCT NAME                          1933 ACT      1940 ACT        PORTFOLIOS
                                          NUMBER        NUMBER
    ------------------------------------- ------------- --------------- ------------------------------------------------
    VEL II (93)                           33-71056      811-8130        Alliance Premier Growth Portfolio
    ------------------------------------- ------------- --------------- ------------------------------------------------
    Allmerica VUL 2001                    333-64162     811-10433       Alliance Premier Growth Portfolio
                                                                        AllianceBernstein Small Cap Value Portfolio
                                                                        AllianceBernstein Value Portfolio
                                                                        Alliance Technology Portfolio
    ------------------------------------- ------------- --------------- ------------------------------------------------
    Allmerica Select Life Plus            333-64162     811-10433       Alliance Premier Growth Portfolio
                                                                        AllianceBernstein Small Cap Value Portfolio
                                                                        AllianceBernstein Value Portfolio
                                                                        Alliance Technology Portfolio
    ------------------------------------- ------------- --------------- ------------------------------------------------
    VUL 2001 Survivorship                 Pending       811-10433       Alliance Growth and Income Portfolio
                                                                        Alliance Premier Growth Portfolio
                                                                        AllianceBernstein Small Cap Value Portfolio
                                                                        AllianceBernstein Value Portfolio
                                                                        Alliance Technology Portfolio
    ------------------------------------- ------------- --------------- ------------------------------------------------
    Select Life II                        333-62369     811-8987        Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio
    ------------------------------------- ------------- --------------- ------------------------------------------------
    Select Acclaim (Secondary)            Pending       811-10433       Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio
                                                                        AllianceBernstein Small Cap Value Portfolio
                                                                        AllianceBernstein Value Portfolio
                                                                        Alliance Technology Portfolio
    ------------------------------------- ------------- --------------- ------------------------------------------------
    Select Charter                        333-63087     811-8116        Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio
                                                                        AllianceBernstein Small Cap Value Portfolio
                                                                        AllianceBernstein Value Portfolio
                                                                        Alliance Technology Portfolio
    ------------------------------------- ------------- --------------- ------------------------------------------------
    Select Resource                       33-71058      811-8116        Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio
                                                                        AllianceBernstein Small Cap Value Portfolio
                                                                        AllianceBernstein Value Portfolio
                                                                        Alliance Technology Portfolio
    ------------------------------------- ------------- --------------- ------------------------------------------------
    Allmerica Immediate Advantage         333-81859     811-8114        Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio
                                                                        AllianceBernstein Small Cap Value Portfolio
                                                                        AllianceBernstein Value Portfolio
    ------------------------------------- ------------- --------------- ------------------------------------------------
    Select Reward                         333-54070     811-8116        Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio
                                                                        AllianceBernstein Small Cap Value Portfolio
                                                                        AllianceBernstein Value Portfolio
                                                                        Alliance Technology Portfolio
    ------------------------------------- ------------- --------------- ------------------------------------------------
    Pioneer XtraVision                    333-54040     811-8872        Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio
    ------------------------------------- ------------- --------------- ------------------------------------------------
    Delaware Golden Medallion             333-54218     811-8114        Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio
    ------------------------------------- ------------- --------------- ------------------------------------------------
    Agency C-Shares                       333-38276     811-8114        Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio
                                                                        AllianceBernstein Small Cap Value Portfolio
                                                                        AllianceBernstein Value Portfolio
                                                                        Alliance Technology Portfolio
    ------------------------------------- ------------- --------------- ------------------------------------------------

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:   May 1, 2002

                       FIRST ALLMERICA FINANCIAL LIFE
                       INSURANCE COMPANY


                       By:       /s/ Mark A. Hug
                                 --------------------------------------------
                       Name:     Mark A. Hug
                       Title:    Vice President

                       ALLMERICA INVESTMENTS, INC.


                       By:       /s/ William F. Monroe Jr.
                                 --------------------------------------------
                       Name:     William F. Monroe  Jr.
                       Title:    President



                       ALLIANCE CAPITAL MANAGEMENT LP


                       By:  Alliance Capital Management Corporation,
                               its General Partner


                       By:       /s/ Edmund P. Bergan Jr.
                                 --------------------------------------------
                       Name:     Edmund P. Bergan, Jr.
                       Title:    Vice President and Assistant General Counsel

                       ALLIANCE FUND DISTRIBUTORS, INC.


                       By:       /s/ Richard A. Winge
                                 --------------------------------------------
                       Name:     Richard A. Winge
                       Title:    Senior Vice President